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Exhibit 99.12

Header of all slides
[Logo]  Microsemi                   more than solutions - enabling possibilities
                                                       Analyst Day | 11/8/2001 |
                                                        http://www.microsemi.com

Slide 1
Analyst Day
Overview Presentation

Slide 2
Disclaimer
 . Some of the information in this presentation may contain projections or other forward-looking statements regarding future events or the future financial performance of Microsemi Corporation.

 . We wish to caution you that these statements are only predictions and that actual events or results may differ materially. We refer you to the documents the company files from time to time with the Securities and Exchange Commission, specifically, the Company's most recent Form 8-K, 10-K and Form 10-Q.

 . These documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward -looking statements.

Slide 3
Company Overview
 .  Semiconductor manufacturer
   - Founded in 1960, core strengths developed in military/aerospace and medical markets
 .  Executing on 3 Point Strategy
   - System engineered solutions, increasing gross margins, leveraging intellectual property
 .  Operational improvements
   -  New management team improving bottom line
 .  Diverse market strategy provides stability
   -  Broad customer base, none greater than 4% of revenues
 .  Increasing R&D - Developing our Future
   -  Focus on 5 key Circuit Solutions that are fueling company growth
 .  Strong Financial Results
   - Stability in rough markets, long term earnings history, improving margins, strong balance sheet

Product Mix FY02E

Power Management                    29%
Transient Protection                16%
Power Conditioning/Discretes        38%
RF and Optoelectronics              17%

          Top 20 OEM Customers (FY01)

Rank            Customer              Market/Application
----            --------              -------------------
1               Boeing                Satellites/Military
2               Guidant               Medical Implantables
3               Seagate               Disk Drives
4               Motorola              Mobile Phones
5               Alcatel               Fiber Optics/Satellites
6               BAE Systems           Military/Aerospace
7               Rockwell              Military/Aerospace
8               Lockheed Martin       Satellites/Military
9               Robert Bosch GMBH     Satellite Communications
10              Agilent               Telecommunications
11              Dell                  PC/Peripherals
12              Mitsubishi            Mobile Phones
13              Loral Space           Satellites
14              Siemens AG            PC/Peripherals
15              Honeywell             Military/Aerospace
16              Tecnologica           Satellites
17              Delco                 Automotive
18              St. Jude Medical      Medical Implantables
19              Raytheon              Military/Aerospace
20              Solectron             Various

Slide 4
Company Strategy
 .  Develop and Market System Engineered Solutions
   -  Work with customers to develop "must have" products
   -  Develop alliances/reference design wins
        . CREE, Nitronex, APTI, Intel, Intersil, Atheros
   -  Re-utilize packaging IP to enhance performance
        . Powermite as Power Diode or LED package
        . MMSM as WLAN switch or LED package
   -  Combining application specific semiconductor processes
        . Low voltage silicon (0.7V chips), InGaP (HBT Amps), InP (OC192/768 detectors), InGaN (Blue, Green, and UV LEDs), SiC (Schottkys)
        . Mix and match depending on end application
 .  Increase Gross Margins (Goal of 50% or better)
   -  Consolidation of business units, focus on utilization
   -  Introduce higher value added/higher gross margin products
 .  Experts at reapplying Intellectual Property
   - Repositioning Core Competencies and Circuit "know how" into multiple market segments and applications
[Graphics of four PDA's]
[Picture of discrete component]
[Picture of discrete component]
[Picture of lab technician]
[Sharp Logo]
[intersil Logo]
[Atheros Communications Logo]
[Intel Logo]
[Harison Logo]

Slide 5

Operational Improvements
 .  New Management Reshaping company
   -  Chief Operating Officer appointed
   -  VP of Human Resources appointed
   -  VP of Quality/Business Process Development appointed
 .  Improved Incentive programs
   -  Now focused on operating income improvements
   -  Broader employee stock option program
 .  Utilization Improvements and Consolidations in progress
   -  Florida and Hong Kong operations closed in FY01
   -  Operational consolidations planned
        . Easy to execute, have significant positive financial impact, under our control - not market or application dependent
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Slide 6

Diverse OEM Customer Base
 14.8%     Mobile connectivity [graphic of mobile telephone] Qualcomm, Samsung,
                                                             Motorola, Compaq,
                                                             Palm, Mitsubishi
 12.0%     telecom [graphic of pbx operator] Alcatel, Ericsson, Nokia, Nortel
 13.6%     industrial [graphic of welder] Coleman, PowerOne, Recoton, Magnatek
  2.2%     automotive [graphic of computer inside a vehicle] Visteon, Becker,
                                                             VDO, Clarion
 11.5%     computers/peripherals [graphic of laptop computer] Dell, Seagate,
                                                              Gigabyte, Compaq,
                                                              IBM, Fujitsu
 10.1%     medical [graphic of Chest X-ray] GE Medical, Guidant, St. Jude,
                                            Biotronik, Medtronic, InSonus
 35.8%     mil/aerospace [graphic of Astronaut in space] Matra, Raytheon,
                                                         General Electric,
                                                         Bosch, Lockheed Martin,
                                                         Boeing

 .  Top 100 customers       70% Sales, none greater than 4%
 .  North America           70%
 .  Europe                  20%
 .  Asia                     9%
 .  ROW                      1%
 .  OEM                     60%
 .  Distributors            36%
 .  CMs                      4%

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Slide 7

Extensive product portfolio

 Product Group RF/Opto(17%)

                                                                        Breakdown          0%        48%        50%         2%
                                                                                           I          R         T        P  D
                                                                                           C          F         r        h  e
                                                                                           s                    a        o  t
                                                                                          (P  A       D         n        t  e
                                                                                           o  m       i         s        o  c
                                                                                           w  p       o         i           t
                                                                                           e  s)      d         s           o
                                                                                           r          e         t           r
                                                                                                      s         o           s
    Markets               Applications                                                                          r
 -------------            ---------------------------                                                           s
  Mobile                  Mobile Phones, 2-Way Radios                           50%        x          x         x           x
  Connectivity            PDAs, Web Tablets                                     50%        x          x

                          Base station/POTs                                     28%                   x         x
                          Wireless LAN                                           2%        x          x
  Telecom                 Set-top box                                           30%                   x         x
                          Fiber Optics                                          40%                             x           x

                          AutoPC/Navigation                                     98%        x          x
  Automotive              Audio                                                  2%

                          Commercial Aircraft                                   10%
                          Military Communications                               10%
  Military/               Military Aircraft                                     10%                   x         x
  Aerospace               Missiles                                              10%                   x         x
                          Communication Satellites                              40%                   x         x           x
                          Military Satellites                                   10%
                          Other                                                 10%

  Medical                 Heart Defibrillators/Pacers                           80%                             x           x
                          MRI/Ultrasound/Diagnostic                             13%                   x         x           x
                          Hearing aids                                           5%

  Computer/               PCs/Laptops/Servers                                   50%                             x
  Peripheral              Disc drives                                           30%
                          Audio equip                                            5%
                          Monitors                                               5%

  Industrial/             Semi-cap/RF Generators                                15%                   x         x
  Commercial              Power Supplies                                        40%                   x
                          Pet Electric Fence Sys.                                5%                   x         x

Power Management (29%)

                                     Breakdown                          20%     2%     40%    15%     15%     2%     5%     1%
                                                                        L P    A P     L      D       S      M P    M  M    T
                                                                        i r    u r     i      C       C      e r    i  o    E
                                                                        g o    d o     n      :       S      d o    l/ d    C
                                                                        h d    I d     e      D       I      i d    A  u
                                                                        t u    o u     a      C              c u    e  l    I
                                                                        i c      c     r                     a c    r  e    C
                                                                        n t      t                           l t    o  s    s
                                                                        g s      s     P                       s
                                                                                       W
                                                                                       M
  Markets                           Applications                                       s
--------------                 --------------------------------------
Mobile                         Mobile Phones, 2-Way Radios            50%  x    x      x      x
Connectivity                   PDAs, Web Tablets                      50%  x    x      x      x

                               Base station/POTs                      28%  x           x                                    x
                               Wireless LAN                            2%
Telecom                        Set-top box                            30%       x      x      x                             x
                               Fiber Optics                           40%              x      x                             x

                               AutoPC/Navigation                      98%  x    x             x
Automotive                     Audio                                   2%  x    x             x       x

                               Commercial Aircraft                    10%              x                            x
                               Military Communications                10%              x                            x
Military/                      Military Aircraft                      10%
Aerospace                      Missiles                               10%  x           x
                               Communication Satellites               40%                                           x
                               Military Satellites                    10%
                               Other                                  10%              x

Medical                        Heart Defibrillators/Pacers            80%                     x              x
                               MRI/Ultrasound/Diagnostic              13% x                   x              x
                               Hearing aids                            5%       x                            x

Computer/                      PCs/Laptops/Servers                    50% x     x      x      x
Peripheral                     Disc drives                            30%              x      x       x
                               Audio equip                             5%       x      x
                               Monitors                                5%              x

Industrial/                    Semi-cap/RF Generators                 15% x            x
Commercial                     Power Supplies                         40%
                               Pet Electric Fence Sys.                 5%                     x

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 TVS(16%)
                                        Breakdown    50%     20%      0%     30%
                                                      E       L       E       Z
                                                      S       i       M       e
                                                      D       g       I       n
                                                              h               e
                                                              t               r
                                                              i               s
                                                              n
 Markets        Applications                                  g
--------------  -----------------------------
Mobile          Mobile Phones, 2-Way Radios    50%    x               x       x
Connectivity    PDAs, Web Tablets              50%    x               x

                Base station/POTs              28%            x               x
                Wireless LAN                    2%    x
Telecom         Set-top box                    30%    x       x       x       x
                Fiber Optics                   40%    x                       x

                AutoPC/Navigation              98%    x       x       x
Automotive      Audio                           2%    x               x

                Commercial Aircraft            10%    x                       x
                Military Communications        10%    x                       x
Military/       Military Aircraft              10%    x                       x
Aerospace       Missiles                       10%    x       x               x
                Communication Satellites       40%    x                       x
                Military Satellites            10%
                Other                          10%    x                       x

Medical         Heart Defibrillators/Pacers    80%    x       x               x
                MRI/Ultrasound/Diagnostic      13%    x                       x
                Hearing aids                    5%                    x

Computer/       PCs/Laptops/Servers            50%    x       x       x
Peripheral      Disc drives                    30%    x
                Audio equip                     5%    x
                Monitors                        5%

Industrial/     Semi-cap/RF Generators         15%     x                      x
Commercial      Power Supplies                 40%     x
                Pet Electric Fence Sys.         5%     x

 Discrete(38%)
                         Breakdown                30%   2%   0%   25%   35%   8%

                                                   P    M    S     D     S    T
                                                   o    o    i     i     c    r
                                                   w    s    c     o     h    a
                                                   e    f          d     o    n
                                                   r    e          e     t    s
                                                   m    t          s     t    i
                                                   i                     k    s
                                                   t                     y    t
                                                   e                     s    o
 Markets        Applications                                                  r
-------------   --------------------------                                    s
Mobile          Mobile Phones, 2-Way Radios  50%   x         x
Connectivity    PDAs, Web Tablets            50%   x         x

                Base station/POTs            28%   x    x    x     x     x
                Wireless LAN                  2%
Telecom         Set-top box                  30%   x
                Fiber Optics                 40%   x    x

                AutoPC/Navigation            98%   x         x
Automotive      Audio                         2%

                Commercial Aircraft          10%        x    x     x     x    x
                Military Communications      10%   x    x    x                x
Military/       Military Aircraft            10%                   x          x
Aerospace       Missiles                     10%   x    x    x     x          x
                Communication Satellites     40%                   x          x
                Military Satellites          10%
                Other                        10%             x     x     x    x

Medical         Heart Defibrillators/Pacers  80%   x    x    x     x
                MRI/Ultrasound/Diagnostic    13%   x         x
                Hearing aids                  5%                   x

Computer/       PCs/Laptops/Servers          50%   x
Peripheral      Disc drives                  30%   x
                Audio equip                   5%
                Monitors                      5%

Industrial/     Semi-cap/RF Generators       15%             x           x    x
Commercial      Power Supplies               40%             x           x    x
                Pet Electric Fence Sys.       5%   x                          x
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Slide 8

How Do we Manage this Diversity?
 .  Teamwork (Marketing, Systems Engineering, Design)
 .  Systems in place to support live collaborative cross divisional communication
   -  Customer/Resource Management tool
 .  On going training programs - what are our products, and who uses them
 .  Dollars per Widget Awareness
-  Incentive programs to drive cross divisional selling
 . Teaching business units that working together we can leverage our breadth of product and application expertise
   -  Teamwork delivers results
 .  The value of an increased stock option program

Slide 9

MicroNET(TM) - our InfoSys tool
 .  Used for tracking activities in collaborative live environment - globally
   -  Leads
   -  Opportunities
   -  Product Availability
   -  Product Design Status
   -  Quote/Turns Activity
   -  Collaborative Forecasting
   -  Order Status
   -  POS info
   -  Market Data
   -  Competitor Info
 .  Demo
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Slide 10
Developing Microsemi's Future
 .  Focus on high growth, high margin product opportunities
   -  8X min Return on R&D over life of product
 .  R&D increasing
   -  2.2% in FY99
   -  6.4% in FY01
   -  Estimated 8% in FY02
 .  New part roll out increasing
   -  4 Parts introduced in FY01Q3
   -  8 Parts introduced in FY01Q4
   -  Estimate 40-50 products in FY02
 .  Optimizing Margin Mix of Product Portfolio
 .  5 Key Circuit Solutions to Fuel MSCC Growth
   -  Upside estimate of new products developed/introduced in FY00/FY01

                         Base Business + new Products
                               MSCC Fiscal Year

                         FY01E                 FY02E       FY03E      FY04E

Protection               0                     1           4          8

Temperature              0                     1           3          8

Power                    5 to 6                13          46         83

Sound                    1                     7           15         29

Light                    14 to 15              22          48         93

Base Business            223 to 226            237         277        304

Total                    243.2 to 248.2        281         393        525

NOTE: Amounts shown are estimates of projected revenue growth from new products. These estimates represent the average of the range of company estimates developed from external market research data, as well as internal company market and product forecasts. Amounts could change due to changes in market conditions, customer acceptance and other factors, whether known or unknown to the company at this time. Please refer to Microsemi Safe Harbor Statement.

Slide 11

Products (Tactical/Strategic)

                              Field                FAEs               Strategic           Product        System            Design
                              Sales                                   Marketing         Development    Engineering       Engineering
                            -----------        -------------          -----------------------------    -----------------------------
Products/Mgmt               Jim Gentile        Gentile/Lynch                   Manuel Lynch                      Kelly Jones
Manageing Light
 CCFL                                               TFSE                                R Holiday      G Henry        E Campos
 LED                              D                 TFSE               S Litchfield     P Pickle       G Henry        S Kelly/Campos
 Lasers                           i                 TFSE                                G Hartman      P Okada        P Okada
 Photodetector                    r                 TFSE                                G Hartman      T Vu           Dr Shin
                                  e
Managing Sound                    c                 J Jiang            F Lynch
 Low Power (AudioMITE)            t                                                                    J Weiland      O Anderssen
 High Power (Audio Max)                                                                 M Tanaka       J Jiang        G Batelman

Managing Power                                                         M Lynch
 RF Ics                           +            R Desai (UK)                             E Volk         Dr Kim         Dr Qian
 RF Discretes                                  B Doherty (US)                           K Philpot      K Philpot      R Preston
 DCDC                             R            PK Lee (Asia)                            P Pickle       S Brooks       (various)
 Military                         e                   ------                            (various)      (various)      (various)
                                  p
Managing Temp                     s                                    A Popp
 Passive                                            TFSE                                (various)      S Kelly        S Kelly
 Active                                             TFSE                                G Hartman      S Brooks       (various)

Protecting Circuits                            K Walters               A Popp
 ESD                                                                                    M Clark        M Clark        C Poliakoff
 EMI                                                                                    A Popp         V Barkadorian  V Barkadorian
 Lightning                                                                              M Clark        C Poliakoff    C Poliakoff